UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2006

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-50908                  20-1195343
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(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

450 Park Avenue, 10th Floor, New York, New York                         10022
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 644-3450

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On May 22, 2006, Rand Logistics, Inc. ("Registrant") notified its independent registered public accounting firm, Goldstein Golub Kessler LLP ("Goldstein") of its intention to engage Grant Thornton LLP ("Grant") as its new independent registered public accounting firm, at which time Registrant dismissed Goldstein.

      Goldstein's reports on Registrant's financial statements for the past two years have not contained an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

      The decision to change Registrant's independent registered public accounting firm was approved by Registrant's Board of Directors.

      There were no disagreements between Registrant and Goldstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Goldstein's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      Registrant has provided Goldstein with the foregoing disclosures and has requested that it furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the statements made by Registrant herein. A copy of the response of Goldstein to the foregoing disclosures is attached hereto as Exhibit 16.1.

      On May 25, 2006, Registrant engaged Grant as its new independent registered public accounting firm. Prior to the time Registrant engaged Grant, Registrant did not consult Grant with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(ii) of Regulation S-B.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

16.1 Goldstein Golub Kessler LLP's letter to the Commission, dated May 26, 2006.

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                                   Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RAND LOGISTICS, INC.


Date: May 26, 2006                              By: /s/ Laurence S. Levy
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                                                Name:  Laurence S. Levy
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer